UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 21, 2013

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.
On November 21, 2013, Independent Bank Group, Inc. (“Independent”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with BOH Holdings, Inc., a Texas corporation (“BOHI”), pursuant to which BOHI would merge with and into Independent and Independent would continue as the surviving entity (the “Merger”). Subsequent to the Merger, Independent would merge Bank of Houston, a Texas state banking association and wholly owned subsidiary of BOHI, with and into Independent Bank, a Texas state banking association and wholly owned subsidiary of Independent, with Independent Bank continuing as the surviving bank.
Under the terms of the Merger Agreement, at the effective time of the Merger, all of the BOHI shares of common stock outstanding immediately before the effective time will, subject to a certain adjustment, be converted into the right to receive an aggregate $34,000,000 in cash and an aggregate of 3,616,060 shares of the common stock of IBG (the “Shares”), plus cash in lieu of any fractional shares.
Among other things, Independent has agreed to take all actions necessary to increase the size of its board of directors by three and add three BOHI designees as directors of Independent, one in each of Independent’s three existing classes of directors.
Independent anticipates that the Merger will be consummated during the second quarter of 2014 (although delays could occur), subject to the effectiveness of Independent’s Registration Statement on Form S-4 registering the offer and sale of the Shares in the Merger, which registration statement will be filed with the Securities and Exchange Commission, the receipt of regulatory approvals, approval of Independent’s and BOHI’s respective shareholders, and the satisfaction of other customary closing conditions. The Merger has been approved by the Boards of Directors of Independent and BOHI.
The foregoing summary of the terms of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8‑K.

Item 7.01.    Regulation FD Disclosure.
On November 21, 2013, Independent posted on the Investors Relations page of its website a slide presentation related to its proposed transaction with BOHI. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Independent issued a press release on November 21, 2013, to announce the proposed Merger, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.
As provided in General Instruction B.2 to Form 8‑K, the information furnished in Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01     Financial Statements and Exhibits
(d)    Exhibits. The following are exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
2.1*	Agreement and Plan of Reorganization by and between Independent Bank Group, Inc. and BOH Holdings, Inc., dated November 21, 2013.**
99.1*	Independent Bank Group, Inc. Presentation dated November 21, 2013.
99.2*	Press Release issued by Independent Bank Group, Inc., dated November 21, 2013.

*	Filed herewith.

**
Schedules and/or exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Independent agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Notes
Additional Information About the Proposed Merger and Where to Find It
Independent will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 that will include a joint proxy statement/prospectus. Interested persons will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other reports and filings containing information about Independent, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). When available, copies of the joint proxy statement/prospectus and other filings with the Securities and Exchange Commission can also be obtained, without charge, by requesting them from Independent by telephone at (972) 562-9004. You may also obtain documents filed with the SEC by Independent free of charge by requesting them in writing from Independent Bank Group, Inc., 1600 Redbud Boulevard, Suite 400, McKinney, Texas 75069.
Special Note Regarding the Agreement
The Agreement contains customary representations, warranties, covenants and other terms, provisions and conditions that Independent and BOHI made to each other as of specific dates. The assertions embodied in those terms, provisions and conditions were made solely for purposes of the Agreement, and may be subject to important qualifications and limitations agreed to by parties to the Agreement in connection with negotiating the terms contained in this Agreement. Moreover, the parties to the Agreement may be subject to a contractual standard of materiality in the Agreement that may be different from what may be viewed as material to shareholders of Independent or BOHI or may have been used by the parties for the purpose of allocating risk between Independent, together with its direct and indirect subsidiaries, and BOHI rather than for the purpose of establishing matters as facts. For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding Independent or BOHI at the time they were made or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 21, 2013.
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Reorganization by and between Independent Bank Group, Inc. and BOH Holdings, Inc., dated November 21, 2013.**
99.1*	Independent Bank Group, Inc. Presentation dated November 21, 2013.
99.2*	Press Release issued by Independent Bank Group, Inc., dated November 21, 2013.

*	Filed herewith.

**
Schedules and/or exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Independent agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.